UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : July 14, 2005

Encysive Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas (Address of principal executive offices)	77081 (Zip Code)

Registrant’s telephone number, including area code: 713-796-8822

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On July 14, 2005, Encysive Pharmaceuticals Inc. (the “Company”) announced that the Cardio-Renal Division of the U.S. Food and Drug Administration, in correspondence with the Company, stated that it anticipates filing Encysive’s New Drug Application for Thelin™ (sitaxsentan) on July 23, 2005, under a standard review classification. Thelin 100 mg is being evaluated as a once daily oral treatment for patients with pulmonary arterial hypertension. The FDA has simultaneously requested a plan for the study of Thelin in pediatric PAH patients. The FDA Prescription Drug User Fee Act (PDUFA) target action date for Thelin is March 24, 2006.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

99.1	Press Release.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCYSIVE PHARMACEUTICALS INC. (Registrant)
Date: July 14, 2005	/s/ Stephen L. Mueller
Stephen L. Mueller
Vice President, Finance and Administration Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release.